FINANCIAL INCOME (EXPENSE), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Other Income and Expenses [Abstract]
Bank charges	$ (250)	$ (275)	$ (274)
Exchange rate income (loss), net	(509)	683	(803)
Interest income	5,559	10,380	10,843
Amortization of debt discount and issuance costs	(17,792)	(17,183)	(1,966)
Financial income (expense), net	$ (12,992)	$ (6,395)	$ 7,800